UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 7, 2010

O.A.K. FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-22461	38-2817345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 84th Street, S.W.

Byron Center, Michigan		49315

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☒         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01     Entry into a Material Definitive Agreement

            On January 7, 2010, Chemical Financial Corporation ("Chemical") and O.A.K. Financial Corporation ("O.A.K.") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") pursuant to which O.A.K. will merge with and into Chemical (the "Merger").  Following the Merger, Byron Bank, the wholly owned subsidiary of O.A.K., will be consolidated with and into Chemical Bank, a wholly owned subsidiary of Chemical.  Under the terms of the Merger Agreement, included as Exhibit 2.1, shareholders of O.A.K. will receive 1.306 shares  of Chemical stock for each share of common stock they own, subject to adjustments under certain specified situations (the " Merger Consideration").

            The Merger Agreement contains customary representations, warranties and covenants of O.A.K. and Chemical, including, among others, O.A.K.'s covenant to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the completion of the Merger and not to engage in certain transactions during such period without the consent of Chemical in writing.

            Consummation of the Merger is subject to approval by O.A.K.'s shareholders, receipt of appropriate regulatory approvals, and certain other closing conditions.  Subject to the terms and conditions of the Merger Agreement, the transaction is expected to be completed in the second quarter of 2010.

            The Merger Agreement contains certain termination rights for Chemical and O.A.K.  The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, O.A.K. may be required to pay to Chemical a termination fee of $3,000,000.

            The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement.  In addition, such representations and warranties (a) have been qualified by confidential disclosures made to the other party in connection with the Merger Agreement, (b) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (d) may have been included in the Merger Agreement for the purpose of allocating risk between O.A.K. and Chemical rather than establishing matters as facts.  Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

            The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement which is incorporated into this report by reference.  The schedules to the Merger Agreement have been omitted.  The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission ("SEC") upon its request.

Additional Information

            Chemical will file a registration statement with the SEC to register the securities that the O.A.K. shareholders will receive if the merger is consummated. The registration statement will contain a prospectus and proxy statement and other relevant documents concerning the merger. Investors are urged to read the registration statement, the prospectus and proxy statement, and any other relevant document when they become available because they will contain important information about Chemical, O.A.K., and the merger. Investors will be able to obtain the documents free of charge at the SEC's website, http://www.sec.gov.

            The proposed transaction will be submitted to the shareholders of O.A.K. for their consideration and approval.  In connection with the proposed transaction, O.A.K. will be filing a proxy statement and other relevant documents to be distributed to the shareholders of O.A.K.  Investors are urged to read the proxy statement regarding the proposed transaction when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  Investors will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Chemical and O.A.K., free of charge from the SEC's Internet site (www.sec.gov), by contacting Chemical Financial Corporation, 333 East Main Street, P.O. Box 569, Midland, MI 48640-0569, Attention: Ms. Lori A. Gwizdala, Investor Relations, telephone 800-867-9757 or by contacting O.A.K. Financial Corporation, 2445 84th Street, SW, Byron Center, MI 49315, Attention: Mr. James A. Luyk, Investor Relations, telephone 616-588-7419.  INVESTORS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION CONCERNING THE TRANSACTION.

            O.A.K. and its directors, executive officers, and certain other members of management and employees may be soliciting proxies from O.A.K. shareholders in favor of the transaction.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of O.A.K. shareholders in connection with the proposed transaction will be set forth in the proxy statement when it is filed with the SEC.  You can find information about O.A.K.'s executive officers and directors in its most recent proxy statement filed with the SEC, which is available at the SEC's Internet site (www.sec.gov).  You can also obtain free copies of these documents from Chemical or O.A.K., as appropriate, using the contact information above.

Forward Looking Statements

            Except for historical information, all other information in this filing consists of forward-looking statements.  These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements.  Important factors that could cause the statements made to differ include that the transaction is subject to a number of conditions and approvals and that the final Merger Consideration is subject to adjustment.

ITEM 7.01     Regulation FD Disclosure.

            On January 8, 2010, O.A.K. and Chemical issued a joint press release announcing the execution of the Merger Agreement.  A copy of this press release is furnished with this report as Exhibit 99.1 and is hereby incorporated by reference.

            A slideshow presentation describing the merger is furnished with this report as Exhibit 99.2.

            A copy of a an email message sent to all employees of O.A.K. from President and CEO Patrick K. Gill dated January 8, 2010 is furnished with this report as Exhibit 99.3.

            The information disclosed under this Item 7.01 and Exhibits 99.1, 99.2 and 99.3 are furnished to, and not filed with, the Commission.

ITEM 9.01     Financial Statements and Exhibits.

(d)       Exhibits

2.1       Agreement and Plan of  Merger by and between Chemical Financial Corporation and O.A.K. Financial Corporation, dated January 7, 2010.

99.1     Press Release, dated January 8, 2010.  This Exhibit is furnished to, and not filed with, the Commission.

99.2     Slideshow presentation.  This Exhibit is furnished to, and not filed with, the Commission.

99.3     Email message sent to all employees of O.A.K. from President and CEO Patrick K. Gill dated January 8, 2010.  This Exhibit is furnished to, and not filed with, the Commission.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 8, 2010                                  O.A.K. FINANCIAL CORPORATION

                                                                        (Registrant)

                                                                        By:      /s/ James A. Luyk

                                                                                    James A. Luyk

                                                                                    Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                                      Document

       2.1                                         Agreement and Plan of  Merger by and between Chemical Financial Corporation and O.A.K. Financial Corporation, dated January 7, 2010.

      99.1                                        Press Release, dated January 8, 2010.  This Exhibit is furnished to, and not filed with, the Commission.

      99.2                                        Slideshow presentation.  This Exhibit is furnished to, and not filed with, the Commission.

      99.3                                        Email message sent to all employees of O.A.K. from President and CEO Patrick K. Gill dated January 8, 2010.  This Exhibit is furnished to, and not filed with, the Commission.